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                                                                    Exhibit 10.3


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               (Space above this line is for recording purposes)
                     DEED OF TRUST AND SECURITY AGREEMENT
                               TO SECURE A LOAN
                     FIRST NATIONAL BANK OF BOULDER COUNTY
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1.   DATE AND PARTIES.  The date of this Deed of Trust (Deed of Trust) and
     Security Agreement is June 27, 1997, and the parties and their mailing addresses are the following:

GRANTOR:
        ELDORADO ARTESIAN SPRINGS, INC.
         a COLORADO corporation
         35 ELDORADO SPRINGS DRIVE
         P.O. Box 445
         ELDORADO SPRINGS, COLORADO 80025
         Tax I.D. # 84-0907853

TRUSTEE:
        THE PUBLIC TRUSTEE FOR
         BOULDER COUNTY, COLORADO

BANK:
         FIRST NATIONAL BANK OF BOULDER COUNTY
         a national banking association
         2835 Pearl St.
         Boulder, Colorado 80301
         Tax I.D. # 84-1149584

2. MAXIMUM OBLIGATION LIMIT. THE TOTAL PRINCIPAL AMOUNT OF THE OBLIGATIONS SECURED BY THIS DEED OF TRUST AT ANY ONE TIME SHALL NOT EXCEED $1,200,000.00. THIS LIMITATION OF AMOUNT DOES NOT INCLUDE INTEREST AND OTHER FEES AND CHARGES VALIDLY MADE PURSUANT TO THIS DEED OF TRUST. ALSO, THIS LIMITATION DOES NOT APPLY TO ADVANCES MADE UNDER THE TERMS OF THIS DEED OF TRUST TO PROTECT BANK'S SECURITY AND TO PERFORM ANY OF THE COVENANTS CONTAINED IN THIS DEED OF TRUST.

3. OBLIGATIONS DEFINED. The term "Obligations" is defined as and includes the following:
A.   A promissory note, No.__________________________ , (Note) dated June 27,
     1997, with a maturity date of June 20, 2012, and executed by ELDORADO ARTESIAN SPRINGS, INC. , DOUGLAS A. LARSON, KEVIN M. SIPPLE and JEREMY S. MARTIN (Borrower) payable in monthly payments to the order of Bank, which evidences a loan (Loan) to Borrower in the amount of $1,200,000.00, plus Interest, and all extensions, renewals, modifications or substitutions thereof.
B. All future advances by Bank to Borrower, to Grantor, to any one of them or to any one of them and others (and all other obligations referred to in the subparagraph(s) below, whether or not this Deed of Trust is specifically referred to in the evidence of indebtedness with regard to such future and additional indebtedness).
C. All additional sums advanced, and expenses incurred, by Bank for the purpose of insuring, preserving or otherwise protecting the Property (as herein defined) and its value, and any other sums advanced, and expenses incurred by Bank pursuant to this Deed of Trust, plus interest at the same rate provided for in the Note computed on a simple interest method.
D. All other obligations, now existing or hereafter arising, of Borrower to the extent the taking of the Property (as herein defined) as security therefor is not prohibited by law, including but not limited to liabilities for overdrafts, all advances made by Bank on Borrower's, and/or Grantor's, behalf as authorized by this Deed of Trust and liabilities as guarantor, endorser or surety, of Borrower to Bank, due or to become due, direct or indirect, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several.
E. Borrower's performance of the terms in the Note or Loan, Grantor's performance of any terms in this Deed of Trust, and Borrower's and Grantor's performance of any terms in any other deed of trust, any trust deed, any trust indenture, any mortgage, any deed to secure debt, any security agreement, any assignment, any construction loan agreement, any loan agreement, any assignment of beneficial interest, any guaranty agreement or any other agreement which secures, guarantees or otherwise relates to the Note or Loan.

However, this Deed of Trust will not secure another debt:
     A. if this Deed of Trust is in Borrower's principal dwelling and Bank fails to provide (to all persons entitled) any notice of right of rescission required by law for such other debt; or
     B. to the extent that this Deed of Trust is in "household goods" and the other debt to be secured is a "consumer" loan (as those terms are defined in applicable federal regulations governing unfair and deceptive credit practices ); or
     C. if Bank fails to make any disclosure of the existence of this Deed of Trust required by law for such other debt.

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4.   CONVEYANCE.  To secure the Obligations according to their specific terms and the obligations in this Deed of Trust, Grantor grants, bargains, sells and conveys to Trustee in trust with power of sale the following described property (Property), situated in BOULDER County, COLORADO, to-wit:

            SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

such Property not constituting the homestead of Borrower, together with all buildings, improvements, all easements, rights, appurtenances, rents, royalties, oil and gas rights, privileges, profits, other minerals, water, water rights, and water stock, crops, grass and timber at any time growing upon said land, including replacements and additions thereto, all of which shall be deemed to be and remain a part of the Property. The term "Property" further includes, but is not limited to, any and all wells, water, water rights, ditches, laterals, reservoirs, reservoir sites and dams, used, appurtenant, connected with, or attached to the Property, whether or not evidenced by stock or shares in a corporation, association or other entity howsoever evidenced. To further secure the Obligations and in consideration of the Loan, Grantor hereby grants, conveys and transfers to Bank a continuing security interest to secure the Obligations in the fixtures and equipment now or hereafter attached to the Property, including, but not limited to, all heating, air conditioning, ventilation, plumbing, cooling, electrical and lighting fixtures and equipment; all landscaping; all exterior and interior improvements; all crops, growing or to be grown on the Property; and together with any property of a like type or nature, all whether now owned or hereafter acquired.

5. LIENS AND ENCUMBRANCES. Grantor warrants the title to the Property and warrants that the Property is free and clear of all liens and encumbrances whatsoever.

6. WARRANTY OF TITLE. Grantor agrees to forever warrant and defend the title to the Property and represents and warrants that Grantor;
        A.   owns the Property in fee simple,
        B.   is authorized to convey the Property, and
        C.   will defend Grantor's title against all claims.

7. CORPORATE WARRANTIES AND REPRESENTATIONS. If Grantor is a corporation, Grantor makes to Bank the following warranties and representations which shall be continuing so long as the Obligations remain outstanding:

     A. Grantor is a corporation which is duly organized and validly existing in Grantor's state of incorporation as represented in the DATE AND PARTIES paragraph above; Grantor is in good standing under the laws of all states in which Grantor transacts business; Grantor has the corporate power and authority to own the Property and to carry on its business as now being conducted. Grantor is qualified to do business in every jurisdiction in which the nature of its business or its property makes such qualification necessary; and Grantor Is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it.
     B. The execution, delivery and performance of this Deed of Trust by Grantor and the borrowing evidenced by the Note: (1) are within the corporate powers of Grantor; (2) have been duly authorized by all requisite corporate action; (3) have received all necessary governmental approval; (4) will not violate any provision of law, any order of any court or other agency of government or Grantor's Articles of Incorporation or Bylaws; and (5) will not violate any provision of any indenture, agreement or other instrument to which Grantor is a party or to which Grantor is or any of Grantor's Property is subject, including but not limited to any provision prohibiting the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Grantor's Property or assets. The Note and this Dead of Trust when executed and delivered by Grantor will constitute the legal, valid and binding obligations of Grantor, and of the other obligors named therein, if any, in accordance with their respective terms.
     C. All other information, reports, papers and data given to Bank with respect to Grantor or to others obligated Under the terms of this Deed of Trust are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Bank a true and accurate knowledge of the subject matter.
     D. Grantor has not changed its name within the last six years, unless otherwise disclosed in writing; other than the trade names or fictitious names actually disclosed to Bank prior to execution of this Dead of Trust, Grantor uses no other names; and until the Obligations shall have been paid in full, Grantor hereby covenants and agrees to preserve and keep in full force and effect its existing name, corporate existence, rights, franchises and trade names, and to continue the operation of its business in the ordinary course.

8. EVENTS OF DEFAULT. Grantor shall be in default upon the Occurrence of any of the following events, circumstances or conditions (Events of Default):

     A. Failure by any party obligated on the Obligations to make payment when due; or
     B. A default or breach by Borrower, Grantor or any co-signer, endorser, surety, or guarantor under any of the terms of this Deed of Trust, the Note, any construction loan agreement or other loan agreement, any security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise leading to the Obligations; or
     C. The making or furnishing of any verbal or written representation, statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Grantor, Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of the Obligations; or
     D. Failure to obtain or maintain the insurance coverages required by Bank, or insurance as is customary and proper for the Property (as herein defined); or
     E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any

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          present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Grantor, Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of the Obligations; or
     F. A good faith belief by Bank at any time that Bank is insecure with respect to Borrower, or any co-signer, endorser, surety or guarantor, that the prospect of any payment is impaired or that the Property (as herein defined) Is impaired; or
     G. Failure to pay or provide proof of payment of any tax, assessment, tort, insurance premium, escrow or escrow deficiency on or before its due date; or
     H. A material adverse change in Grantor's business, including ownership, management, and financial conditions, which in Bank's opinion, impairs the Property or repayment of the Obligations; or
     l.   A  transfer of a substantial part of Grantor's money or Property; or
     J. If all or any part of the Property or any interest therein is sold, leased or transferred by Grantor except as permitted in the paragraph below entitled "DUE ON SALE OR ENCUMBRANCE".

9. REMEDIES ON DEFAULT. At the option of Bank, all or any part of the principal and accrued interest on the Obligations shall become immediately due and payable without notice or demand upon the occurrence of an Event of Default or at any time thereafter. In addition, upon the Occurrence of any Event of Default, Bank and Trustee shall be entitled to all of the rights and remedies provided by law, the Note, this Deed of Trust, and any related loan documents, including without limitation, the power to sell the Property, and/or the power to foreclose on the Property as a deed of trust through the public trustee or through the courts, and to exercise any remedies permitted under COLORADO's Uniform Commercial Code. If Bank exercises such option to accelerate, Bank shall mail Grantor, by certified mail or otherwise, notice of acceleration to the address of Grantor shown on Bank's records as may be required by law. If Grantor fails to pay all sums that are due and payable within the time period provided by law or as provided in the notice (if any), Bank may, without further notice or demand on Grantor, invoke any remedies permitted on Default. In addition, if there is a Default and Bank files with Trustee a notice of election and demand for sale of the Property, Trustee shall advertise and sell the Property (to convey title as a whole or in separate parcels as Bank may deem best) free and clear of all right, title and interest of Grantor at public auction of the Property or at such place as Trustee designates in the notice for the best price the Property with bring In cash. Trustee shall give notice of sale in accordance with and as prescribed by applicable COLORADO law. Public advertisement of such notice shall take the form of weekly publication in some newspaper of general circulation in Trustee's county for at least four consecutive weeks prior to the sale, except where the applicable state law requires or permits notice in another form(s) or in another manner. Upon sale of the Property and to the extent not prohibited by law, Trustee shall make and deliver to the purchaser or purchasers a dead or deeds to the Property sold to convey title, and after first paying and retaining all fees, charges and costs, shall pay to Bank all amounts advanced for repairs, taxes, insurance, liens, assessments and prior encumbrances and interest thereon, and the principal and interest on the Note paying the surplus, if any, to the person or persons legally entitled thereto. The holder of the Note may purchase the Property. The recitals in any deed or deeds of conveyance shall be taken as prima facie true. Bank and Trustee are entitled to all rights and remedies provided at law or equity whether or not expressly stated in this Deed of Trust. By choosing any remedy, Bank and Trustee do not waive their right to an immediate use of any other remedy it the event of default continues or occurs again.

10. DUE ON SALE OR ENCUMBRANCE. Bank may, at Bank's option, declare the entire balance with all accrued interest on the Obligations to be immediately due and payable upon the contract for, or creation of, any lien, encumbrance, transfer or sale of the Property, or any portion thereof, by Grantor, except as stated below. The following events shall not cause the Obligations to be immediately due and payable:
     A. the creation of a lien or other encumbrance Subordinate to Bank's Security interest which does not relate to a transfer of rights of occupancy in the Property;
     B. the creation of a purchase money security interest for household appliances;
     C. a transfer by devise, descent, or operation of law on the death of a joint tenant or tenant by the entirety;
     D. the granting of a leasehold interest of three years or less not containing an option to purchase;
     E.   a transfer to a relative resulting from the death of Grantor;
     F. a transfer where the spouse or children of Grantor become owners of the Property;
     G. a transfer resulting from a decree of dissolution of marriage, legal separation agreement, or from an incidental property settlement agreement, by which the spouse of Grantor becomes an owner of the Property;
     H. a transfer into an inter vivos trust in which Grantor is and remains a beneficiary and which does not violate a transfer of rights of occupancy in the Property; or
     I. any other transfer or disposition described in regulations prescribed by the Office of Thrift Supervision (12 CFR 591 et seq.).


     In the preceding paragraph, the phrase "transfer or sale" includes the conveyance of any right, title or interest in the Property, whether voluntary or involuntary, by outright sale, deed, Installment contract sale, land contract, contract for deed, leasehold Interest with a term greater than three years, lease-option contract or any other method of conveyance of Property interests; the term "interest" includes, whether legal or equitable, any right, title, interest, lien, claim, encumbrance or proprietary right, choate or inchoate, any of which is superior to the lien created by this Deed of Trust. This covenant shall run with the Property and shall remain in effect until the Obligations and this Deed of Trust are fully paid. Bank may impose conditions on such consent to transfer, sale or encumbrance, including, but not limited to, a fee therefor, an adjustment in the interest rate, a modification in any term of the Note or the payment plan, and, if not prohibited by law, an alteration in the prepayment privilege. Lapse of time or the acceptance of payments by Bank after any such transfer shall not be deemed a waiver or estoppel of Bank's right to accelerate the Note.

11. POSSESSION ON DEFAULT. To the extent not prohibited by law, if there is an Event of Default, Bank or the holder of the Note (unless a Certificate of Purchase has been properly issued in which case the holder of the Certificate of Purchase) shall at once become entitled to the possession, use and enjoyment of the Property and to the rents, issues and profits from the Property, and shall be entitled thereto as a matter of right without regard to the solvency or insolvency of Grantor or the then owner of the Property and without regard to the value of the Property or the adequacy of any security for the Obligations.

12. APPOINTMENT OF RECEIVER. To the extent not prohibited by law, if there is a Default, Bank or the holder of the Note shall at once become entitled to appointment of a receiver for the Property and the rents, issues and profits from the Property, and shall be entitled thereto as a matter of riight without regard

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     to the solvency or insolvency of Grantor or the then owner of the Property and without regard to the value of the Property or the adequacy of any security for the Obligations. Such receiver may be appointed by a court of competent jurisdiction upon ex parte application, and without notice (notice being expressly waived) and all rents, issues and profits, income and revenue from the Property shall be applied by the receiver, subject to the court's order, to the payment of the Obligations under this Deed of Trust and the Note.

13. PROPERTY OBLIGATIONS. Grantor shall promptly pay all taxes, assessments, levies, water rents, other rents, insurance premiums, and all amounts due on any encumbrances, if any, as they become due. Grantor shall provide written proof to Bank of such payment(s).

14. INSURANCE. Grantor shall insure and keep insured the Property against loss by fire, and other hazards casualty and loss, with extended coverage including but not limited to the replacement value of all improvements, with an Insurance company acceptable to Bank and in an amount acceptable lo Bank. Such Insurance shall contain the standard "Mortgagee Clause" and where applicable, "Loss Payee Clause", which shall name and endorse Bank as mortgagee and loss payee. Such insurance shall also contain a provision under which the insurer shall give Bank at least 30 days notice before the cancellation, termination or material change in coverage,

     If an insurer elects to pay a fire or other hazard loss or damage claim rather than to repair, rebuild or replace the Property lost or damaged, Bank shall have the option to apply such insurance proceeds upon the Obligations secured by this Deed of Trust whether or not then due or to have said Property repaired or rebuilt. Grantor hereby appoints Bank as Grantor's attorney-in-fact, coupled with an interest to collect, settle, and compromise any matters with insurer. Grantor shall deliver, or cause to be delivered, evidence of such coverage and copies of all notices and renewals relating thereto. Bank shall be entitled to pursue any claim under the insurance If Grantor fails to promptly do so. The Bank shall be entitled to endorse the Grantor's name on any insurance check or draft. Grantor shall pay the premiums required to maintain such insurance in effect until such time as the requirement for such insurance terminates. Notwithstanding anything to the contrary, if the Property is acquired by Bank under the terms of this Deed of Trust, all right, title and interest of Grantor in and to any insurance policies (including proceeds thereof resulting from damage to the Property prior to the sale or acquisition) shall pass to Bank to the extent of the sums secured by this Deed of Trust immediately prior to such sale or acquisition.

15. WASTE. Grantor shall not alienate or encumber the Property to the prejudice of Bank, or commit, permit or suffer any waste, impairment or deterioration of the Property, and regardless of natural depreciation, shall keep the Property and all its improvements at all times in good condition and repair. Grantor shall comply with and not violate any and all laws and regulations regarding the use, ownership and occupancy of the Property. Grantor shall perform and abide by all obligations under any declarations, covenants and other documents governing the use, ownership and occupancy of the Property.

16.  ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES.
     A.   As used in this paragraph:

          (1) "Environmental Law" means, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA", 42 U.S,C. 9601 et seg.), all federal, state and local laws, regulations, ordinances, court orders, attorney general opinions or interpretive letters concerning the public health, safety. welfare, environment or a Hazardous Substance (as defined herein).
          (2) "Hazardous Substance" means any toxic, radioactive or hazardous material, waste, pollutant or contaminant which has characteristics which tender The substance dangerous or potentially dangerous to the public health, safety, welfare or the environment. The term includes, without limitation, any substances defined as "hazardous material," "toxic substances", "hazardous waste" at "hazardous substance" under any Environmental Law,

     B.   Grantor represents, warrants and agrees that:
          (1) Except as previously disclosed and acknowledged in writing to Bank, no hazardous substance has been, is or will be located, transported, manufactured, treated, refined, or handled by any person on, under or about the Property except in the ordinary course of business and in strict compliance with all applicable Environmental Law.
          (2) Except as previously disclosed and acknowledged in writing to Bank, Grantor has not and shall not cause, contribute to or permit the release of any Hazardous Substance on the Property.
          (3) Grantor shall immediately notify Bank if: (a) a release or threatened release of Hazardous Substance occurs on, under or about the Property or migrates or threatens to migrate from nearby property; or (b) there is a violation of any Environmental Law concerning the Property. In such event, Grantor shall take all necessary remedial action in accordance with any Environmental Law.
          (4) Except as previously disclosed and acknowledged in writing to Bank, Grantor has no knowledge of or reason to believe there is any pending or threatened investigation, claim, or proceeding of any kind relating to (a) any hazardous substances located on, under or about the Property or (b) any violation by Grantor or any tenant of any Environmental Law. Grantor shall immediately notify Bank in writing as soon as Grantor has reason to believe there is any such pending or threatened investigation, claim or proceedings. In such event, Bank has the right, but not the obligation, to participate in any such proceeding, including the right to receive copies of any documents relating to such proceedings.
          (5) Except as previously disclosed and acknowledged in writing to Bank, Grantor and every tenant have been, are and shall remain in full compliance with any applicable Environmental Law.
          (6) Except as previously disclosed and acknowledged in writing lo Bank, there are no underground storage tanks, private dumps or open wells located on or under the Property and no such tank, dump or well shall be added unless Bank first agrees in writing.
          (7) Grantor will regularly inspect the Property, monitor the activities and operations on the Property, and confirm that all partners, licenses or approvals required by any applicable Environmental Law are obtained and complied with.
          (8) Grantor with permit, or cause any tenant to permit, Bank or Bank's agent to enter and inspect the Property and review all records at any reasonable time to determine: (a) the existence, location and nature of any Hazardous Substance on, under or about the Property, (b) the existence. location, nature, and magnitude of any Hazardous Substance that has been released on, under or about the Property; (c) whether or not Grantor and any tenant are in compliance with any applicable Environmental Law,

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          (9)  Upon Bank's request, Grantor agrees, at Grantor's expense, to engage a qualified environmental engineer to prepare an environmental audit of the Property and to submit the results of such audit to Bank. The choice of the environmental engineer who will perform such audit is subject to the approval of Bank.
          (10) Bank has the right, but not the obligation, to perform any of Grantor's obligations under this paragraph at Grantor's expense.
          (11) As a consequence of any breach of any representation, warranty or promise made in this paragraph, (a) Grantor will indemnify and hold Bank and Bank's successors or assigns harmless from and against all losses, claims, demands, liabilities, damages, cleanup, response and remediation costs, penalties and expenses, Including without limitation all costs of litigation and reasonable attorneys' fees, which Bank and Bank's successors or assigns may sustain; and (b) at Bank's discretion, Bank may release this Deed of Trust and in return Grantor will provide Bank with collateral of at least equal value to the Property secured by this Deed of Trust without prejudice to any of Bank's rights under this Deed of Trust.
          (12) Notwithstanding any of the language contained in this Deed of Trust to the contrary, the terms of this paragraph shall survive any foreclosure or satisfaction of any deed of trust, mortgage or any obligation regardless of any passage of title to Bank or any disposition by Bank of any or all of the Property. Any claims and defenses to the contrary are hereby waived.

17. CONDITION OF PROPERTY. As to the Property, Grantor shall:
        A. keep all buildings occupied and keep all buildings, structures and improvements in good repair,
        B. refrain from the commission or allowance of any acts of waste or impairment of the value of the Property or improvements thereon.
        C. not cut or remove, or permit to be cut or removed, any wood or timber from the Property, which cutting or removal would adversely affect the value of the Property.
        D. prevent the spread of noxious or damaging weeds, preserve and prevent the erosion of the soil and continuously practice approved methods of farming on the Property if used for agricultural purposes.

18. INSPECTION BY BANK. Bank or its agents may make or cause to be made reasonable entries upon the Property and inspect the Property provided that Bank shall make reasonable efforts to give Grantor prior notice of any such inspection.

19. PROTECTION OF BANK'S SECURITY. If Grantor fails to perform any covenant, obligation or agreement contained in the Note, this Deed of Trust or any loan documents or if any action or proceeding is commenced which materially affects Bank's interest in the Property, including, but not limited to, foreclosure, eminent domain, insolvency, housing or Environmental Law or law enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Bank, at Bank's sole option, may make such appearances, disburse such sums, and take such action as is necessary to protect Bank's interest. Grantor hereby assigns to Bank any right Grantor may have by reason of any prior encumbrance on the Property or by law or otherwise to cure any default under said prior encumbrance. Grantor agrees to indemnify and hold Bank harmless for all liability, costs, expenses, attorneys' fees and paralegal fees incurred by Bank in its protection of the Property or its lien. Without Bank's prior written consent, Grantor will not partition or subdivide the Property.

20. EXPENSES OF BANK. If Grantor fails to:
    A. procure the required insurance for the Property,
    B. keep the Property in good repair or prevent waste of the Property,
    C. promptly pay all of the obligations relating to the Property,
    D. perform any other obligation of this Deed of Trust, the Note, or any other instrument securing or relating to the Note, or
    E. prevent the Property from becoming subject to any other lien or encumbrance,

    Bank may pay or procure such things at Grantor's cost and Bank may make any reasonable expenditure incidental thereto. Bank shall have the right to file and defend suits at the expense of Grantor and in Grantor's name for the recovery of damages or to uphold the lien of this encumbrance and preserve the rights of Bank. All costs expended by Bank in accordance with this section, including reasonable attorneys' and paralegal fees, shall be repaid by Grantor upon demand, and such sums, with interest thereon at the rates provided in the Note, shall be added to the indebtedness secured by this Deed of Trust, and shall become a part of the Obligations as defined above, and shall be paid out of the proceeds of the sale of the Property, if not otherwise paid by Grantor.

21. COLLECTION EXPENSES. In the event of default, Grantor agrees to pay all costs of collection incurred by Bank. Such costs shall include, but are not limited to, filing fees, costs of publication, deposition fees, stenographer fees, witness fees and any other court costs, plus costs of collecting, enforcing and protecting the Property and Obligations. Any such collection costs shall be added to the principal amount of the Obligations, shall accrue interest at the same rate as the Obligations and shall be secured by this Deed of Trust.

22. ATTORNEYS' FEES. In the event of default, Grantor agrees to pay reasonable attorneys' fees incurred by Bank. Such reasonable attorneys' fees shall include, without limitation, paralegal fees. Any such reasonable attorneys' fees shall be added to the principal amount of the Obligations, shall accrue interest at the same rate as the Obligations and shall be secured by this Deed of Trust.

23. CONDEMNATION. In the event all or any part of the Property (including but not limited to any easement therein) is sought to be taken by private taking or by virtue of the law of eminent domain, Grantor will promptly give written notice to Bank of the institution of such proceedings. Grantor further agrees to notify Bank of any attempt to purchase or appropriate the Property or any easement therein, by any public authority or by any other person or corporation claiming or having the right of eminent domain or appropriation. Grantor further agrees and directs that all condemnation proceeds or purchase money which may be agreed upon or which may be found to be due shall be paid to Bank as a prepayment under the Note. Grantor also agrees to notify Bank of any proceedings instituted for the establishment of any sewer, water, conservation, ditch, drainage, or other district relating to or binding upon the Property or any part thereof. All awards payable for the taking of title to, or possession of, or damage to all or any portion of the Property by reason of any private taking, condemnation, eminent domain, change of grade, or other proceeding shall, at the option of Bank, be paid to Bank. Such awards or compensation are hereby assigned to Bank, and judgment therefor shall be entered in favor of Bank.

    When paid, such awards shall be used, at Bank's option, toward the payment of the Obligations or payment of taxes, assessments, repairs or other items provided for in this Deed of Trust, whether due or not, all in such order and manner as Bank may determine. Any amount not so used shall be applied to the Obligations. Such application or release shall not cure or waive any default. In the event Bank deems it necessary to appear or answer in any condemnation action, hearing or proceeding, Grantor shall hold Bank harmless from and pay all legal expenses, including but not limited to attorneys' fees, paralegal fees, court costs and other expenses.

24. OTHER PROCEEDINGS. It any action or proceeding is commenced to which Bank is made or chooses to become a party by reason of the execution of the Note, this Deed of Trust, any loan documents, the existence of any Obligations, or in which Bank deems it necessary to appear or answer in order to protect its interests, Grantor agrees to pay and to hold Bank harmless for all liabilities, costs and expenses paid or incurred by Bank in such action or proceedings, including but not limited to attorneys' fees, paralegal fees, court costs and all other damages and expenses.

25. WAIVER BY GRANTOR. To the extent not specifically prohibited by law, Grantor hereby waives and releases any and all rights and remedies Grantor may now have or acquire in the future relating to: A. homestead; B. exemptions as to the Property; C. appraisement; D. marshaling of liens and assets; and E. statutes of limitations.

26. OTHER WAIVERS, No waiver, express or implied, of the performance of any obligation of this Deed of Trust, the Note or Obligations, shall be deemed to be a waiver of any other or succeeding obligation. No payment or advancement by Bank on behalf of Grantor shall be deemed a waiver of the breach occurring, or of the right to elect to foreclose this Deed of Trust; and, the indulgence of Bank to Grantor in not exercising its option to declare the entire indebtedness to be due and payable upon the happening of any one of the events or conditions herein described, shall not, even though such indulgence be repeated and extended, be construed as a waiver of the right of Bank to exercise such option at any time thereafter for any cause and without notice to Grantor.

27. PARTIAL RELEASE, Bank, at Bank's discretion, may release any part of the Property from the lien of this Deed of Trust and such release shall in no way affect the lien of this Deed of Trust on the remaining portion of the Property or any of the rights or remedies herein provided. Trustee shall, only upon proper written authorization of Bank, perform all acts necessary to execute such release. It Is agreed that Grantor will pay the expenses of obtaining and recording all releases, if any, from this Deed of Trust.

28. GENERAL PROVISIONS.
    A. TIME IS OF THE ESSENCE. Time is of the essence in Grantor's performance of all duties and obligations imposed by this Deed of Trust.
    B. NO WAIVER BY BANK. Bank's course of dealing, or Bank's forbearance from, or delay in, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Grantor's strict performance of any provisions contained in this Deed of Trust, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.
    C. AMENDMENT. The provisions contained in this Deed of Trust may not be amended, except through a written amendment which is signed by Grantor and Bank.
    D. INTEGRATION CLAUSE. This written Deed of Trust and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
    E. FURTHER ASSURANCES. Grantor agrees, upon request of Bank and within the time Bank specifies, to provide any information, and to execute, acknowledge, deliver and record such further instruments or documents as may be required by Bank to secure the Note or confirm any lien.
    F. GOVERNING LAW. This Deed of Trust shall be governed by the laws of the State of COLORADO, provided that such laws are not otherwise preempted by federal laws and regulations.
    G. FORUM AND VENUE. In the event of litigation pertaining to this Deed of Trust, the exclusive forum, venue and place of jurisdiction shall be in the State of COLORADO, unless otherwise designated in writing by Bank or otherwise required by law.
    H. SUCCESSORS. This Deed of Trust shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties; provided however, that Grantor may not assign, transfer or delegate any of the rights or obligations under this Deed of Trust.
    I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.
    J. DEFINITIONS. The terms used in this Deed of Trust. if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Deed of Trust.
    K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Deed of Trust are for convenience only and shall not be dispositive in interpreting or construing this Deed of Trust.
    L. IF HELD UNENFORCEABLE. If any provision of this Deed of Trust shall be held unenforceable or void, then such provision to the extent not otherwise limited by law shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Deed of Trust.
    M. CHANGE IN APPLICATION. Grantor will notify Bank in writing prior to any change in Grantor's name, address, or other application information.
    N. NOTICE. All notices under this Deed of Trust must be in writing. Any notice given by Bank to Grantor hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Grantor at the address indicated below Grantor's name on page one of this Deed of Trust. Any notice given by Grantor to Bank hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Deed of Trust. Such addresses may be changed by written notice to the other party.

    O. GRANTOR DEFINED. The term "Grantor" includes each and every person signing this Dead of Trust as a Grantor and any co-signers.
    P. SEPARATE AND DISTINCT. Each privilege, option or remedy provided in this Deed of Trust is distinct from every other privilege, option or remedy contained herein or afforded by law or equity, and may be exercised, to the extent not prohibited by law, independently, concurrently, and successively by the Bank or by any other owner or holder of the Obligations.
    Q. FILING AS FINANCING STATEMENT. Grantor agrees and acknowledges that this Deed of Trust also suffices as a financing statement and as such, may be filed of record as a financing statement for purposes of Article 9 of the COLORADO Uniform Commercial Code. A carbon, photographic or other reproduction of this deed of trust may be filed in the real estate records as a fixture filing.

29. ACKNOWLEDGMENT. By their signatures below, the undersigned acknowledge they have read and received a copy of this Deed of Trust.

    GRANTOR:

     ELDORADO ARTESIAN SPRINGS, INC.                           [Corporate Seal*]
           a COLORADO corporation


    By:______________________________________
       DOUGLAS A. LARSON, PRESIDENT
       ______________________________________
       KEVIN M. SIPPLE, VICE PRESIDENT
       ______________________________________
       JEREMY S. MARTIN, VICE PRESIDENT

(*Corporate seal may be affixed but failure to do so shall not affect validity or reliance.)

STATE OF ________________________
                               ss:
COUNTY OF ______________________

The foregoing instrument was acknowledged before me on __________________, 19___ by DOUGLAS A. LARSON, PRESIDENT, KEVIN M. SIPPLE, VICE PRESIDENT and JEREMY S. MARTIN, VICE PRESIDENT of ELDORADO ARTESIAN SPRINGS, INC., a COLORADO corporation, on behalf of said corporation.

My commission expires:
                              _________________________________________________
                                                NOTARY PUBLIC

PLEASE RETURN THIS DOCUMENT AFTER RECORDING TO FIRST NATIONAL BANK OF BOULDER COUNTY, 2835 PEARL ST., BOULDER, COLORADO 80301.


THIS IS THE LAST PAGE OF A 5 PAGE DOCUMENT. EXHIBITS AND/OR ADDENDA MAY FOLLOW.

                                  EXHIBIT "A"

     THIS EXHIBIT "A" IS REFERRED TO IN AND MADE A PART OF THAT CERTAIN DEED OF TRUST (DEED OF TRUST) AND SECURITY AGREEMENT DATED JUNE 27, 1997, BY AND BETWEEN THE FOLLOWING PARTIES:

      GRANTOR:
           ELDORADO ARTESIAN SPRINGS, INC.
            a COLORADO corporation
            35 ELDORADO SPRINGS DRIVE
            P.O. Box 445
            ELDORADO SPRINGS, COLORADO 80025
            Tax I.D. # 84-0907853

      TRUSTEE:
           THE PUBLIC TRUSTEE FOR
            BOULDER COUNTY, COLORADO

      BANK:
           FIRST NATIONAL BANK OF BOULDER COUNTY
           a national banking association
           2835 Pearl St.
           Boulder, Colorado 80301
           Tax I.D. # 84-1149584

The properties hereinafter described are those properties referred to in this Deed of Trust as being described in "Exhibit "A":

Lot H, Eldorado Springs; Lot D, Second Addition to Moffat Lakes, also an unplatted parcel East of said Lot D, South of Lots 4, 5 and 6, Block 2, Moffat Lakes, and North of South Boulder Creek; an unplatted parcel more particularly described as follows:

Beginning at the Northwest corner of Lot H, Eldorado Springs, 308.87 feet Southeasterly to a pin on the Northeast corner of the office; thence 108.24 feet to the Southeast corner of Lot 5, Block 14, Eldorado Springs; thence 202 feet to the Southeast corner of Lot 3, Block 1, Second Addition to Moffat Lakes; thence 100 feet to the southeast corner of Lot K, Eldorado Springs; thence 72 feet to the Northwest corner of said Lot H, Eldorado Springs to the point of beginning. The area platted as "Lake" South of Lot D, Second Addition to Moffat Lakes.
Lots 21, 22, 23 and 24, Block 1, Moffat Lakes.

Parcel I:

Commencing at the Northeast corner of Lot 7, Block 2, Second Addition to Moffat Lakes; thence South 31 degrees 24' East 88.1 feet; thence South 68 degrees 12' West 215.14 feet; thence North 22 degrees 33'30" West 84.06 feet; thence North 67 degrees 24' East 201.58 feet to the point of beginning.

Parcel II:

Commencing at the Northeast corner of Lot 7, Block 2, Second Addition to Moffat Lakes; thence South 67 degrees 24' West 201.58 feet to the True Point of Beginning; thence South 30 degrees 30' East 84.06 feet; thence South 65 degrees 47'40" West 69.97 feet; thence South 77 degrees 15'30" West 49.42 feet; thence North 39 degrees 50'20" West 65.34 feet; thence North 53 degrees 53'30" West
98.55 feet; thence North 03 degrees 45'40" East 36.73 feet; thence North 79 degrees 24'20" East 91.44 feet; thence South 63 degrees 26' East 88.50 feet; thence South 80 degrees 39' East 30.20 feet to the True Point of Beginning.

Parcel III:

Commencing at the Northeast corner of Lot 7, Block 2, Second Addition to Moffat Lakes; thence South 67 degrees 34' West 201.58 feet to the True Point of Beginning; thence North 29 degrees 51' West 33.53 feet; thence North 29 degrees 51' West 263.74 feet; thence South 70 degrees 59' West 303.01 feet; thence South 18 degrees 03'30" East 100.73 feet; thence South 87 degrees 59'50" East 187.79 feet; thence North 79 degrees 24'20" East 91.44 feet; thence South 63 degrees 26' East 88.50 feet; thence South 80 degrees 39' East 30.20 feet to the True Point of Beginning. An area described as a road as set out in instrument recorded March 14, 1977 on Film 956 as Reception No. 214203 more particularly described as follows:

Beginning at the Northeast corner of Lot 19, Block 1, First Addition to Moffat Lakes; thence North 2 degrees 48'26" West 30.00 feet; thence south 87 degrees 11'34" West 199.07 feet to that property described in Book 532 at Page 62, Boulder County records; thence along the Southerly line of said property the following courses and distances: South 4 degrees 44'50" East 1.09 feet; thence South 85 degrees 20'30" West 51.64 feet; thence south 77 degrees 38'50"

                                EXHIBIT "A" CONT.

THIS EXHIBIT "A" IS REFERRED TO IN AND MADE A PART OF THAT CERTAIN DEED OF TRUST (DEED OF TRUST) AND SECURITY AGREEMENT DATED JUNE 27, 1997, BY AND BETWEEN THE FOLLOWING PARTIES:

GRANTOR:
        ELDORADO ARTESIAN SPRINGS, INC.
         a COLORADO corporation
         35 ELDORADO SPRINGS DRIVE
         P.O. Box 445
         ELDORADO SPRINGS, COLORADO 80025
         Tax I.D. # 84-0907853

TRUSTEE:
        THE PUBLIC TRUSTEE FOR
         BOULDER COUNTY, COLORADO

BANK:
        FIRST NATIONAL BANK OF BOULDER COUNTY
        a national banking association
        2835 Pearl St.
        Boulder, Colorado 80301
        Tax I.D. # 84-1149584

The properties hereinafter described are those properties referred to in this Deed of Trust as being described in "Exhibit "A":


West 115.67 feet; thence South 87 degrees 20 '40 " West 34 .36 feet; thence South 74 degrees 17'00" West 91.64 feet; thence South 57 degrees 47'20" West
50.34 feet to the West line of Section 30, Township 1 South, Range 70 West of the 6/th/ P.M.; thence South 0 degrees 35'34" West 32.51 feet to a point from which the Southwest corner of said Section 30 bears South 0 degrees 35'34" West 1661.89 feet; thence Northeasterly 51.21 feet along a curve to the right having a central angle of 8 degrees 55'21", a radius of 328.89 feet, and the chord of which bears North 61 degrees 28'34" East 51.16 feet to the Northwesterly line of said Block 1, First Addition to Moffat Lakes; thence along the northerly line of said Block 1, the following courses and distances: North 43 degrees 29'45" East
16.21 feet; thence north 75 degrees 37'34" East 180.01 feet; thence North 87 degrees 11'34" East 300 feet to the point of beginning. That certain street or driveway known as Canyon Avenue and lying between Blocks 1 and 2 as shown on the recorded Plat of Barber's Addition to Moffat Lakes conveyed by instrument recorded February 10, 1939 in Book 663 at page 478, more particularly described as follows:

Street or driveway known as Canyon Avenue to extend from the East section line of Section 25, Township 1 South, Range 71 West across a portion of the North
1/2 of the Southwest 1/4 of Section 30, Township 1 South, Range 70 West to the lower or East bridge site. Lot 1, except the West 30 feet thereof and all of Lot 2, Block 1, Barber's Addition to Moffat Lakes. Lots 1 through 5, inclusive, Lot 9 and Lots 13 through 25, inclusive, Block 3, First Addition to Moffat Lakes. All that portion of the Northwest 1/4 of the Southwest 1/4 of
Section 30, township 1 South, Range 70 West of the 6/th/ P.M., as conveyed in deed recorded July 22, 1953 in Book 931 at Page 594, more particularly described as follows:

All that portion of the North 1/4 of the Southwest 1/4 of said Section 30 lying South of the Community Ditch right of way; also all right, title and interest in and to the reserved private road or street as shown on the Plat of Town of Eldorado Springs, said private road extending from the entrance gate of Eldorado Springs and running in a Southwesterly direction to the West line of said
Section 30, except that part described in Book 790 at Page 234, Book 846 at Page 189, Book 623 at Page 273 and in Book 797 at Page 221. The East 1/2 of Lot 4, Block 1, Kneals Subdivision, Lot 2, Block 13, Second Addition to Moffat Lakes. A tract beginning at a point ll70 feet North of the South line of Section 25, Township 1 South, Range 71West of the 6th P.M., same being on the West line of the southeast 1/4 of the Southeast 1/4 of Section 25; thence North 300 feet to a stone; thence East 300 feet to a stone; thence South 300 feet to a stone; thence West 300 feet to the point of beginning. The platted portions of the South 1/2 of Section 25, Township 1 South, Range 71 West of the 6th P.M., but excepting from such platted portions the following Lots, Parcels and Tracts, more particularly described as follows, to-wit:

Lots "A", 1 to 9, inclusive and Lots 13 to 20, inclusive, all in Block 1, Moffat Lakes; excepting a strip of land lying South of Lots 17 and 18, Block 1, Moffat Lakes, more particularly described as:

                               EXHIBIT "A" CONT.

THIS EXHIBIT "A" IS REFERRED TO IN AND MADE A PART OF THAT CERTAIN DEED OF TRUST (DEED OF TRUST) AND SECURITY AGREEMENT DATED JUNE 27, 1997, BY AND BETWEEN THE FOLLOWING PARTIES:

GRANTOR:
        ELDORADO ARTESIAN SPRINGS, INC.
         a COLORADO corporation
         35 ELDORADO SPRINGS DRIVE
         P.O. Box 445
         ELDORADO SPRINGS, COLORADO 80025
         Tax I.D. # 84-0907853

TRUSTEE:
        THE PUBLIC TRUSTEE FOR
         BOULDER COUNTY, COLORADO

BANK:
        FIRST NATIONAL BANK OF BOULDER COUNTY
        a national banking association
        2835 Pearl St.
        Boulder, Colorado 80301
        Tax I.D. # 84-1149584

The properties hereinafter described are those properties referred to in this Deed of Trust as being described in "Exhibit "A":

Beginning at a point 5 feet South of the Community Ditch and extending South to the North line of the Coal Creek Ditch; thence along said North line 80 feet, more or less, in a Westerly direction to an iron pin; thence North to the Southwest corner of said Lot 18; thence along the South line of said Lots to the Southeast corner of said Lot, 17; thence to the point of beginning.

Except a tract of land including a part of Lot B, Second Addition to Moffat Lakes, more particularly described as follows:

Beginning at the Northeast corner of said Lot B; thence Westerly 242 feet, more or less, to an iron pin; thence 77 feet, more or less, in a Southeasterly direction to an iron pin in a rock; thence 66 feet Easterly to an iron pin in a rock; thence 115 feet Northeasterly to the Southeast corner of said Lot B; thence along the East line of said Lot B, 45 feet to the Northeast corner of said Lot B, the point of beginning.

Excepting Lot "A", Block 2, Moffat Lakes; Lots 1 to 25 inclusive, Block 2, Moffat Lakes; Lots 9 to 18 inclusive, Block 2, Second Addition to Moffat Lakes; Lots 1, 2, and 3, Block 3, Second Addition to Moffat Lakes; Lots 4, 5 and the South 50 feet of Lot 6, Block 3, Second Addition to Moffat Lakes; Lot 14, Block 3, Second Addition to Moffat Lakes; the South 60 feet of Lot 4, Block 4, Second Addition to Moffat Lakes; Lot 5, except 10 feet for road, Block 4, Second Addition to Moffat Lakes; Lots 4 and 6, Block 5, Second Addition to Moffat Lakes; Lot 3, Block 6, Second Addition to Moffat Lakes; Lots "E" and "G", Block 8, Second Addition to Moffat Lake, Lots 1, 2, 5, 6, 9, 10, 11, 12, 13, 14, 18,
19, 21 and 22 all in Block 8, Second Addition to Moffat Lakes; Lot "A", Block 13, Second Addition to Moffat Lakes; Lot 5, Block 13, Second Addition to Moffat Lakes; Lot 3, Lots 5 to 8, inclusive, and Lot 16, all in Block 14, Second Addition to Moffat Lakes; the Southerly 34 feet of Lot 3, Block 1, Eldorado Springs; Lots 1, 2 and 3, Block 9, Eldorado Springs; a tract lying West of Lot 1, Block 9, Eldorado Springs, more particularly described in Book 352 at Page 30 of the records of the Clerk and Recorder of Boulder County; Lot 4, Block 11, Eldorado Springs; Lots "Q" and "R", Eldorado Springs; Lots 1, 2, 3, 4, 5, Block 14, Eldorado Springs No. Two.

Excepting Lot 1, Block 2, Moffat Lakes, together with an unplatted portion of land in Section 25, Township 1 South, Range 71 West, beginning at the Northeast corner of said Lot 1; thence Easterly a distance of 83 feet along a line parallel to the Southerly line of Block 2 of Moffat Lakes and 30 feet from said Southerly line of Block 2 at every point; thence Southerly on a line parallel to the East line of Lot 1, Block 2, Moffat

                               EXHIBIT "A" CONT.

THIS EXHIBIT "A" IS REFERRED TO IN AND MADE A PART OF THAT CERTAIN DEED OF TRUST (DEED OF TRUST) AND SECURITY AGREEMENT DATED JUNE 27, 1997, BY AND BETWEEN THE FOLLOWING PARTIES:

GRANTOR:
        ELDORADO ARTESIAN SPRINGS, INC.
         a COLORADO corporation
         35 ELDORADO SPRINGS DRIVE
         P.O. Box 445
         ELDORADO SPRINGS, COLORADO 80025
         Tax I.D. # 84-0907853

TRUSTEE:
        THE PUBLIC TRUSTEE FOR
         BOULDER COUNTY, COLORADO

BANK:
        FIRST NATIONAL BANK OF BOULDER COUNTY
        a national banking association
        2835 Pearl St.
        Boulder, Colorado 80301
        Tax I.D. # 84-1149584

The properties hereinafter described are those properties referred to in this Deed of Trust as being described in "Exhibit "A":


Lakes, to the point of intersection with the North bank of South Boulder Creek; thence Westerly along the North bank of South Boulder Creek to a point which intersects the West line of Lot 1, Block 2, Moffat Lakes, extended Southerly; thence Northerly along the West line of said Lot 1 extended Southerly to the Southwest corner of said Lot 1; thence Easterly along the South line of Lot 1 to the Southeast corner of said Lot 1; thence Northerly along the East line of said Lot 1 to the point of beginning, as described in deed recorded August 19, 1966 on Film 579 as Reception No. 824543.

                               EXHIBIT "A" CONT.

THIS EXHIBIT "A" IS REFERRED TO IN AND MADE A PART OF THAT CERTAIN DEED OF TRUST (DEED OF TRUST) AND SECURITY AGREEMENT DATED JUNE 27, 1997, BY AND BETWEEN THE FOLLOWING PARTIES:

GRANTOR:
        ELDORADO ARTESIAN SPRINGS, INC.
         a COLORADO corporation
         35 ELDORADO SPRINGS DRIVE
         P.O. Box 445
         ELDORADO SPRINGS, COLORADO 80025
         Tax I.D. # 84-0907853

TRUSTEE:
        THE PUBLIC TRUSTEE FOR
         BOULDER COUNTY, COLORADO

BANK:
        FIRST NATIONAL BANK OF BOULDER COUNTY
        a national banking association
        2835 Pearl St.
        Boulder, Colorado 80301
        Tax I.D. # 84-1149584

The properties hereinafter described are those properties referred to in this Deed of Trust as being described in "Exhibit "A":

Except Lot 2 , Block 2, Moffat Lakes, and an unplatted portion of Section 25, Township 1 South, Range 71 West, beginning at the Southwest corner of said Lot 2; thence Easterly along the South line of said Lot 2 to the Southeast corner of said Lot 2; thence Southerly along a line extended Southerly from the East line of said Lot 2 to the point of intersection with the North bank of South Boulder Creek; thence Westerly along the North bank of South Boulder Creek to a point which intersects a line extended Southerly from the West line of said Lot 2; thence Northerly along a line extended Southerly from the West line of said Lot 2 to the point of beginning, as described on deed recorded June 20, 1960 in Book 1147 at Page 535.

Except a tract of land being part of Lots 5 and 6, Block 2, Moffat Lakes, and that portion of the Northeast 1/4 of the Southeast 1/4 of Section 25, Township 1 South, Range 71 West of the 6/th/ P.M., described as follows:
Beginning at the Northeast corner of Lot 6, Block 2, Moffat Lakes; thence South 88 degrees 32"12" West 35.24 feet along the North line of Lot 6; thence South 00 degrees 17'30" West 49.93 feet; thence South 16 degrees 20" East 37.00 feet; thence North 74 degrees 15' East 45.62 feet; thence North 07 degrees 30' West
74.84 feet to the north line of Lot 5, Block 2, Moffat Lakes; thence South 88 degrees 32'12" West 9.57 feet to the point of beginning, as conveyed in deed recorded December 20, 1979 on Film 1097 as Reception No. 375845.

Except a tract of land conveyed to Lawrence W. Reisdorff and Deborah A. Reisdorff by instrument recorded October 12, 1983 on Film 1274 as Reception No. 581251, described as follows:
Beginning at the Northwest corner of Lot 1, Block 6, Second Addition to Moffat Lakes; thence South 58 degrees 19'19" West 76.97 feet to the Northwest corner of Lot 1, Block 8, Eldorado Springs; thence North 0 degrees 36' East 50.00 feet; thence Easterly 53 feet to the Southwest corner of Lot 1, Block 7, Second Addition to Moffat Lakes; thence Southerly 30 feet to the point of beginning.

Except Lots 1 through 9 inclusive, Block 8, Eldorado Springs; Lots 1, 2 and 3, Block 6, Second Addition to Moffat Lakes, and Lots 1, 2, 3 and 4, Block 5, Second Addition to Moffat Lakes and a right of way for ingress and egress conveyed by instrument recorded August 12, 1980 on Film 1128 as Reception No. 407418, re-recorded November 7, 1980 on Film 1141 as Reception No. 421427, described as follows:
A tract of land in the Northeast 1/4 of the Southeast 1/4 of Section 25, Township 1 South, Range 71 West of the 6th P.M., described as follows:

                               EXHIBIT "A" CONT.

THIS EXHIBIT "A" IS REFERRED TO IN AND MADE A PART OF THAT CERTAIN DEED OF TRUST (DEED OF TRUST) AND SECURITY AGREEMENT DATED JUNE 27, 1997, BY AND BETWEEN THE FOLLOWING PARTIES:

GRANTOR:
        ELDORADO ARTESIAN SPRINGS, INC.
         a COLORADO corporation
         35 ELDORADO SPRINGS DRIVE
         P.O. Box 445
         ELDORADO SPRINGS, COLORADO 80025
         Tax I.D. # 84-0907853

TRUSTEE:
        THE PUBLIC TRUSTEE FOR
         BOULDER COUNTY, COLORADO

BANK:
        FIRST NATIONAL BANK OF BOULDER COUNTY
        a national banking association
        2835 Pearl St.
        Boulder, Colorado 80301
        Tax I.D. # 84-1149584

The properties hereinafter described are those properties referred to in this Deed of Trust as being described in "Exhibit "A":

Beginning at a point, the Northwesterly corner of Lot 1, Block 5, Second Addition to Moffat Lakes, being 2331.04 feet North 27 degrees 21'44" West from the Southeast corner of Section 25, Township 1 South, Range 71 West of the 6th P.M.; thence South 01 degrees 42'16" West 146.35 feet; thence North 42 degrees 14'07" East 80.49 feet to the Southwesterly corner of Lot 1, Block 5; thence North 70 degrees 59' East 90.00 feet; thence North 29 degrees 51' West 99.95 feet; thence South 70 degrees 59' West 90.00 feet to the point of beginning.

                               EXHIBIT "A" CONT.

THIS EXHIBIT "A" IS REFERRED TO IN AND MADE A PART OF THAT CERTAIN DEED OF TRUST (DEED OF TRUST) AND SECURITY AGREEMENT DATED JUNE 27, 1997, BY AND BETWEEN THE FOLLOWING PARTIES:

GRANTOR:
        ELDORADO ARTESIAN SPRINGS, INC.
         a COLORADO corporation
         35 ELDORADO SPRINGS DRIVE
         P.O. Box 445
         ELDORADO SPRINGS, COLORADO 80025
         Tax I.D. # 84-0907853

TRUSTEE:
        THE PUBLIC TRUSTEE FOR
         BOULDER COUNTY, COLORADO

BANK:
        FIRST NATIONAL BANK OF BOULDER COUNTY
        a national banking association
        2835 Pearl St.
        Boulder, Colorado 80301
        Tax I.D. # 84-1149584

The properties hereinafter described are those properties referred to in this Deed of Trust as being described in "Exhibit "A":

Except Lots 1, 2 and 3, Block 12, Eldorado Springs. Excepting unplatted tract South of Lots 8 through 12, inclusive, Block 1, Moffat Lakes, between Community Ditch and Coal Creek Ditch. Excepting a tract of land situated in the Southeast 1/4 of Section 25, Township 1 South, Range 71 west of the 6/th/ P.M., described as follows:

Beginning at a point 1170 feet North of the South line of Section 25, Township 1 South, Range 71 West, same being on the West line of the Southeast 1/4 of the Southeast 1/4 of said Section; thence North 300 feet to a stone; thence East 300 feet to a stone; thence South 300 feet to a stone; thence West 300 feet to the point of beginning.

Excepting Lot C, Moffat Lakes Second Addition. Excepting a triangular tract of land bounded on the South and East by the Northwesterly lot line and the extension thereof of Lot 1, Block 6, Eldorado Springs, on the South and West by a line extended Northwesterly from the most Westerly corner of said Lot 1, Block 6, to the most Westerly corner of Lot J, Eldorado Springs, and on the North by the Flume extending Easterly from the head gate of the Community Ditch on South Boulder Creek.

Excepting Lots 11, 12, 13, Block 1, Moffat Lakes, County of Boulder, State of Colorado. Excepting Lot 10, Block 1, Moffat Lakes, County of Boulder, State of Colorado.

Excepting an unplatted tract lying South of Lots 8 through 12, inclusive, Block 1, Moffat Lakes, between Community Ditch and Coal Creek Ditch, more particularly described as follows:

Beginning at the Southeast corner of said Lot 8; thence South 0 degrees 0' East
130.48 feet to a point on the approximate centerline of the abandoned Coal Creek Ditch; thence Westerly along said approximate centerline as follows: North 88 degrees 04'35" West 27.52 feet; South 73 degrees 53'26" West 20.85 feet; thence south 25 degrees 08'18" West 81.99 feet; South 87 degrees 53'39" West 22.55 feet; North 17 degrees 24'28" West 49.09 feet; North 33 degrees 48'38" West
39.51 feet; North 60 degrees 26'47" West 16.58 feet, and North 83 degrees 02'11" West 23.86 feet; thence North 0 degrees 0' East 46.38 feet to the Southwest corner of said Lot 12; thence Easterly along the South line of said Lots 12 through 8, the North line of said Community Ditch, as follows: South 82 degrees 24'50" East 17.97 feet; North 85 degrees 49'13" East 26.44 feet; North 78 degrees 50'12" East 52.98 feet; North 71 degrees 45'57" East 28.15 feet; North 59 degrees 48'07" East 19.61 feet; North 44 degrees 26'43" East 19.94 feet and North 40 degrees 14'29" East 40.05 feet to the True Point of Beginning.

                               EXHIBIT "A" CONT.

THIS EXHIBIT "A" IS REFERRED TO IN AND MADE A PART OF THAT CERTAIN DEED OF TRUST (DEED OF TRUST) AND SECURITY AGREEMENT DATED JUNE 27, 1997, BY AND BETWEEN THE FOLLOWING PARTIES:

GRANTOR:
        ELDORADO ARTESIAN SPRINGS, INC.
         a COLORADO corporation
         35 ELDORADO SPRINGS DRIVE
         P.O. Box 445
         ELDORADO SPRINGS, COLORADO 80025
         Tax I.D. # 84-0907853

TRUSTEE:
        THE PUBLIC TRUSTEE FOR
         BOULDER COUNTY, COLORADO

BANK:
        FIRST NATIONAL BANK OF BOULDER COUNTY
        a national banking association
        2835 Pearl St.
        Boulder, Colorado 80301
        Tax I.D. # 84-1149584

The properties hereinafter described are those properties referred to in this Deed of Trust as being described in "Exhibit "A":

Excepting Lot 7, Block 5, Second Addition to Moffat Lakes, excepting Lot N, Eldorado Springs,

Lots 7 and 8, Block 14, Second Addition to Moffat Lakes,

                               EXHIBIT "A" CONT.

THIS EXHIBIT "A" IS REFERRED TO IN AND MADE A PART OF THAT CERTAIN DEED OF TRUST (DEED OF TRUST) AND SECURITY AGREEMENT DATED JUNE 27, 1997, BY AND BETWEEN THE FOLLOWING PARTIES:

GRANTOR:
        ELDORADO ARTESIAN SPRINGS, INC.
         a COLORADO corporation
         35 ELDORADO SPRINGS DRIVE
         P.O. Box 445
         ELDORADO SPRINGS, COLORADO 80025
         Tax I.D. # 84-0907853

TRUSTEE:
        THE PUBLIC TRUSTEE FOR
         BOULDER COUNTY, COLORADO

BANK:
        FIRST NATIONAL BANK OF BOULDER COUNTY
        a national banking association
        2835 Pearl St.
        Boulder, Colorado 80301
        Tax I.D. # 84-1149584

The properties hereinafter described are those properties referred to in this Deed of Trust as being described in "Exhibit "A":

TOGETHER WITH ALL WATERS RIGHTS DESCRIBED AS FOLLOWS:

     Fowler Well No. A-RF956
     Fowler Well No. B-RF1000
     Fowler Well No. C
     Fowler Well No. D-5329F
     Fowler Well No. E
     Fowler Well No. F

     Fowler Well No. G
     Fowler Well No. H-14237F
     Fowler Well No. I-RF734
     Fowler Well No. J
     Fowler Well No. K
     Eldorado Springs Resort Well No. 1



All being in the County of Boulder, State of Colorado

Lots 1, 2, E and G, Block 8, Second Addition to Moffat Lakes,
County of Boulder,
State of Colorado.

                               EXHIBIT "A" CONT.

THIS EXHIBIT "A" IS REFERRED TO IN AND MADE A PART OF THAT CERTAIN DEED OF TRUST (DEED OF TRUST) AND SECURITY AGREEMENT DATED JUNE 27, 1997, BY AND BETWEEN THE FOLLOWING PARTIES:

GRANTOR:
        ELDORADO ARTESIAN SPRINGS, INC.
         a COLORADO corporation
         35 ELDORADO SPRINGS DRIVE
         P.O. Box 445
         ELDORADO SPRINGS, COLORADO 80025
         Tax I.D. # 84-0907853

TRUSTEE:
        THE PUBLIC TRUSTEE FOR
         BOULDER COUNTY, COLORADO

BANK:
        FIRST NATIONAL BANK OF BOULDER COUNTY
        a national banking association
        2835 Pearl St.
        Boulder, Colorado 80301
        Tax I.D. # 84-1149584

The properties hereinafter described are those properties referred to in this Deed of Trust as being described in "Exhibit "A":

LOAN AMOUNT REQUESTED                                                $300,000.00

     RETAINED BY BANK:
          Loan Fee/Points                                            $    500.00
     LESS:  Amount Prepaid By You                                    $    500.00
                                                                     -----------
NOTE AMOUNT                                                          $300,000.00

                                                                     -----------

BALANCE GIVEN TO YOU DIRECTLY                                        $300,000.00

BORROWER ACKNOWLEDGES THAT BORROWER READ AND UNDERSTOOD THIS ITEMIZATION AND THAT BORROWER RECEIVED A COPY ON JUNE 27,1997, PRIOR TO THE CONSUMMATION OF THIS LOAN.

     BORROWER:

          ELDORADO ARTESIAN SPRINGS, INC.
               a COLORADO corporation
                                                               [Corporate Seal*]

          By:___________________________________________________________________
              DOUGLAS A. LARSON, PRESIDENT

             -------------------------------------------------------------------
              KEVIN M. SIPPLE, VICE PRESIDENT

             -------------------------------------------------------------------
              JEREMY S. MARTIN, VICE PRESIDENT

(*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

--------------------------------------------------
DOUGLAS A. LARSON, PRESIDENT,
Individually

--------------------------------------------------
KEVIN M. SIPPLE, VICE PRESIDENT,
Individually

                               EXHIBIT "A" CONT.

THIS EXHIBIT "A" IS REFERRED TO IN AND MADE A PART OF THAT CERTAIN DEED OF TRUST (DEED OF TRUST) AND SECURITY AGREEMENT DATED JUNE 27, 1997, BY AND BETWEEN THE FOLLOWING PARTIES:

GRANTOR:
        ELDORADO ARTESIAN SPRINGS, INC.
         a COLORADO corporation
         35 ELDORADO SPRINGS DRIVE
         P.O. Box 445
         ELDORADO SPRINGS, COLORADO 80025
         Tax I.D. # 84-0907853

TRUSTEE:
        THE PUBLIC TRUSTEE FOR
         BOULDER COUNTY, COLORADO

BANK:
        FIRST NATIONAL BANK OF BOULDER COUNTY
        a national banking association
        2835 Pearl St.
        Boulder, Colorado 80301
        Tax I.D. # 84-1149584

The properties hereinafter described are those properties referred to in this Deed of Trust as being described in "Exhibit "A":


--------------------------------------------------
JEREMY S. MARTIN, VICE PRESIDENT,
Individually